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                                  EXHIBIT 10.8

                        SEVENTH AMENDMENT TO AMENDED AND
                         RESTATED CONSIGNMENT AGREEMENT
                          DATED AS OF AUGUST 20, 1993
                          ---------------------------

         THIS SEVENTH AMENDMENT is made as of the 20th day of October, 1995, between RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association with its principal office at One Hospital Trust Plaza, Providence, Rhode Island 02903 ("Consignor") and MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation with its principal office at 115 South MacQuesten Parkway, Mount Vernon, New York 10550 ("Consignee").

                          W I T N E S S E T H   T H A T:
                          - - - - - - - - - -   - - - -

         WHEREAS, Consignor and Consignee are parties to a certain Amended and Restated Consignment Agreement dated as of August 20, 1993 (hereinafter, as amended by a certain First Amendment dated as of September 24, 1993, a letter agreement dated January 27, 1994, a certain Second Amendment dated as of May 16, 1994, a certain Third Amendment dated as of July 26, 1994, a certain additional Third Amendment dated as of September 1, 1994, a certain Fourth Amendment dated as of November 22, 1994, a certain Fifth Amendment dated as of February 15, 1995 and a certain Sixth Amendment dated as of April 28, 1995, called the "Consignment Agreement"), relating to the consignment by Consignor to Consignee of Precious Metal (as defined therein); and

         WHEREAS, Consignor and Consignee desire to further amend and modify the Consignment Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Security Agreement" in Section 1 of the Consignment Agreement is hereby amended to read as follows:

                 "Security Agreement" shall mean that certain Amended and Restated Agreement dated as of August 20, 1993, as amended, modified or restated from time to time, among Consignor, individually and as agent for itself, ABN AMRO Bank N.V., New York Branch ("ABN"), Fleet Precious Metals Inc. ("FPM"), The Mocatta Group, a Division of Standard Chartered Bank ("Mocatta"), Credit Suisse, New York Branch ("Credit Suisse"), Deutsche Bank AG, New York Branch





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         (as assignee of Deutsche Bank Sharps Pixley Inc.) ("DBSPI") and
         Union Bank of Switzerland, New York Branch ("UBS").

 2. Subsection 13(m) of the Consignment Agreement is hereby amended to read as follows:

            "(m) Occurrence of an event of default under any credit, loan or consignment agreement to which Consignee is a party, as amended or modified from time to time, including, without limitation, (i) that certain Note Purchase Agreement dated as of December 1, 1987 between Consignee and Northwestern National Life Insurance
         Company, Northern Life Insurance Company and The North Atlantic Life Insurance Company of America (collectively, the 'First Insurance Companies'), (ii) that certain Note Purchase Agreement dated May 1, 1992 between Consignee and Northern Life Insurance Company,
         Royal Maccabees Life Insurance Company, The North Atlantic Life Insurance Company of America, Farm Bureau Life Insurance Company of Michigan, FB Annuity Company and Farm Bureau Mutual Insurance
         Company of Michigan (collectively, the 'Second Insurance
         Companies'), (iii) that certain Note Purchase Agreement dated as of February 15, 1995 between Consignee and Northwestern National Life Insurance Company and Northern Life Insurance Company (collectively, the 'Third Insurance Companies'), (iv) those certain Consignment Agreements or Amended and Restated Consignment Agreements dated as of August 20, 1993 between Consignee and each of ABN, Mocatta and FPM, respectively, (v) any promissory note (including, without limitation, that certain promissory note of Consignee in favor of Chemical Bank dated September 12, 1994) and/or agreements in favor of Chemical Bank, (vi) that certain Consignment Agreement dated as of January 31, 1994 between Consignee and Credit Suisse,
         (vii) that certain Consignment Agreement dated as of September 1, 1994 between Consignee and DBSPI, and (viii) that certain Consignment Agreement dated as of October 20, 1995 between Consignee and UBS."

3. Schedule B attached to the Consignment Agreement is hereby deleted and Schedule B attached hereto is hereby added and made a part of the Consignment Agreement as Schedule B thereto.

4. Consignee and Consignor each agree that, except as expressly provided herein, the terms and provisions of the Consignment Agreement remain unchanged and the Consignment Agreement remains in full force and effect in accordance with its terms. The term "Agreement" as used in the Consignment Agreement and all references to the Consignment Agreement in any other documents or agreements by and between any of the parties





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hereto which relate to Consignee shall refer, from and after the date hereof, to the Consignment Agreement as amended and supplemented by this Seventh Agreement.

5. Consignee hereby ratifies and reaffirms that (i) the representations and warranties contained in the Consignment Agreement, as amended by the terms hereof, are true and correct as of the date hereof, except that references to financial statements shall refer to the latest financial statements furnished pursuant to the Consignment Agreement and (ii) no Event of Default (as defined in the Consignment Agreement) nor any event which with notice or the lapse of time, or both, would constitute an Event of Default exists as of the date hereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed in several counterparts, each of which shall be deemed to be an original as of the day and year first above written.

                          RHODE ISLAND HOSPITAL TRUST
                          NATIONAL BANK
                                Consignor


                          By: /s/ Albert Brown
                             ------------------------
                          Title: Sr. Vice President


                         MICHAEL ANTHONY JEWELERS, INC.
                                   Consignee


                          By: /s/ Michael A. Paolercio
                             ------------------------
                          Title: Sr. Vice President










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